 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2026

BIG DIGITAL ENERGY, INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 Railroad Avenue,

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BGDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 5, 2026, Big Digital Energy, Inc. (the “Company”) and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), executed Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of February 2, 2026, by and between the Company and the Rights Agent (as amended, the “Rights Agreement”).

The Amendment accelerates the expiration date of the Rights Agreement to the earlier of June 8, 2026, and the Redemption Date (as defined in the Rights Agreement). At the time of the termination of the Rights Agreement, all of the Rights that were previously distributed to holders of the Company’s issued and outstanding common stock pursuant to the Rights Agreement will expire. In deciding to accelerate the expiration date to June 8, 2026, the Company's Board of Directors determined that an active Rights Agreement is no longer needed to protect stockholder value at this time.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2026 and is incorporated herein by reference as Exhibit 4.1 hereto, and the Amendment, which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

In connection with the termination of the Rights Agreement, the Company has filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”). The Certificate of Amendment was filed with the Secretary of State of Delaware on June 8, 2026.

The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Certificate of Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 7.01 Regulation FD Disclosure.

On June 9, 2026, the Company issued a press release announcing the adoption of the Amendment and the termination of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

In response to shareholder inquiries, the Company is providing the following update. On August 12, 2024, the Company announced that its wholly owned subsidiary executed a Service Provider Agreement dated August 9, 2024, with BE Global Development Limited (the “Customer”), to provide AI/HPC colocation services (the “Agreement”) to the Customer, as well as a corresponding non-binding Letter of Intent (the “LOI”) for potential future expansion of their business relationship. The project did not advance to deployment as certain key objectives were not attained, anticipated third-party support and participation did not materialize, and no additional activity occurred. The parties have not proceeded further, and the project is considered no longer active. The Company has not received any revenue under this Agreement and does not expect to in the future.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that any statements in this Current Report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others.

Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, continued evolution and uncertainty related to technologies and digital infrastructure, the Company’s ability to continue as a going concern, the Company’s ability to maintain the listing of our common stock on Nasdaq, the possibility of the Company’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets, further or new regulation of digital assets and artificial intelligence (“AI”), the evolution of AI and high-performance computing (“HPC”) market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Big Digital Energy, Inc., effective June 8, 2026.
4.1	Rights Agreement, dated as of February 2, 2026, by and between Big Digital Energy, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 of Big Digital Energy, Inc.’s Current Report on Form 8-K filed February 2, 2026).
4.2	Amendment No. 1 to the Rights Agreement, dated June 5, 2026, by and between Big Digital Energy, Inc. and Computershare Trust Company, N.A., as Rights Agent.
99.1	Press Release of Big Digital Energy, Inc., dated June 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2026	BIG DIGITAL ENERGY, INC.

	By:	/s/ Kaliste Saloom
	Name:	Kaliste Saloom
	Title:	General Counsel

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